________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 28, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from February 1, 2003 to February 28, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through 99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for February 2003
99.2           United States Trustee Report of American Sintered Technologies, Inc. for February 2003
99.3           United States Trustee Report of Custom Technologies Corp. for February 2003
99.4           United States Trustee Report of Escast, Inc. for February 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for February 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for February 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for February 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for February 2003



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  April 3, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                --------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                            3/21/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 2,889,035       $ 3,310,250        $ 55,144,176    $ 55,801,047
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -           2,350,183       2,200,000
InterCompamy Transfers                 229,208                 -           1,423,852       1,806,000
Other                                   28,864            30,000           6,060,699       5,847,057

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  3,147,107         3,340,250          64,978,910      65,654,104
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            701,548           707,780          10,443,814      10,864,189
Payroll Taxes                          337,985           323,457           4,792,443       4,947,894
Accounts Payable                     1,104,216         1,328,799          24,811,926      25,343,637
Profit Sharing / Pension               116,392           122,000           2,101,210       2,285,947
Insurance                              531,587           686,658           8,093,114       8,998,779
Commissions                             70,356           108,400           1,511,030       1,966,465
Utilities                              240,567           220,908           2,523,492       2,622,807
Leases / Rents                          17,348            28,499             401,077         552,610
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           358,323           308,035           5,178,272       5,675,452
Capital Expenditures                         -            10,000             474,862         267,300
US Trustee Fees                              -                 -              80,500         114,500
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             3,478,321         3,844,535          60,411,739      63,639,579
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                        $(331,214)     $   (504,285)       $  4,567,171    $  2,014,525
-------------
                                 ==============   ===============     ===============   =============



FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                --------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash                 $ 7,402

  National City Bank               884096887        Operational              3,832,891

  National City - Schultz           18082912        Disbursement                     -

  National City - Schultz         5300011495        Payroll                          -

  Bank of Waukegan                   1976083        Health Insurance                 -

  Corporate Payroll                        -        Clearing                         -

  First Midwest Bank                 0173906        Petty Cash                   1,144

  Mellon Bank                        0111587        Operational                      -

  National City Bank               884157627        Blocked                    919,551

  National City Bank               884096879        Payroll                          -

  National City Bank               884157643        Benefit Bank                  (736)

  National City Bank               884096908        Health Insurance           (18,605)

  Schultz Escrow Account           884264502        Schultz Sale             1,523,150

  National City Bank               884096772        Operational                (59,467)

  Mellon Bank                        1465820        Payroll                          -

  National City Bank               884096799        Disbursement                (1,297)

  Bank One                         261379147        Payroll                       (515)

  National City Bank               884156747        Disbursements               (9,431)

  Payroll Clearing                         -        Clearing                         -

  National City Bank                18081568        Disbursement              (162,426)

  National City Bank                18081576        Payroll                          -

  National City Bank               884096780        Operational                (43,260)

  Hancock Bank                    01-0101494        Payroll                      5,225

  Bancorp South                     06582837        Operational                  7,166

  National City                    658912591        Payroll                      4,723
                                                                           -----------

                                                                            $6,005,515
                                                                           ===========

Bank reconciliations are available.



FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                February, 2003       FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 3,866,998        $ 53,219,753
Less: Defective mat'l returned                              -                   -
        Sales allowances                                8,789             161,349
        Cash discounts                                 17,927             285,768
                                                --------------      --------------
           Total sales deductions                      26,716             447,117
                                                --------------      --------------
        NET SALES                                   3,840,282          52,772,636
                                                --------------      --------------
Cost of Sales                                       3,409,343          52,272,441
                                                --------------      --------------
        GROSS PROFIT                                  430,939             500,195
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   223,671           3,878,917
    General & Admin. expense                          670,533           7,947,621
    Corporate Fees                                   (218,000)         (2,643,106)
                                                --------------      --------------
      Total S G & A and Environ. Expense              676,204           9,183,432
                                                --------------      --------------
        OPERATING INCOME                             (245,265)         (8,683,237)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries           -            (968,257)
    Other Income (Expense)                              3,000          10,789,408
    Interest Expense                                  (72,711)           (373,475)
                                                --------------      --------------
        Other Income (Expense)                        (69,711)          9,447,676
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (314,976)            764,439
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 163,914           3,452,714
    US Trustee Quarterly Fees                               -              31,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    163,914           3,483,964
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (478,890)         (2,719,525)

Provision for Taxes                                    43,000             479,000
                                                --------------      --------------
NET INCOME (LOSS)                               $    (521,890)      $  (3,198,525)
                                                ==============      ==============

FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         2/28/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     5,085,964      $  1,438,344
    Restricted cash and cash equivalents                     919,551                 -
    Accounts receivable - net                              7,232,193        14,281,299
    Inventories -net                                       5,674,767        13,747,533
    Other assets - current                                 1,918,985           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           20,831,460        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               36,751,209        35,224,200
    Investment in subsidiaries                            10,131,855        15,221,175
    Other                                                  6,468,878           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             53,351,942        50,565,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,566,649        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,969,494        41,258,055
    Less: Accum. depreciation and amortization            35,446,193        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,523,301         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    80,706,703      $ 87,549,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                         2/28/03           1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       3,401,461                 -
    Accrued liabilities                                    6,928,597                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                      10,330,058                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   2,063,740                 -
    Long-term pension liability                            8,137,268                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                        10,201,008                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          20,531,066                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          945,119         5,336,367
    Unsecured debt                                        78,584,116        90,565,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          106,108,912       123,801,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        126,639,978       123,801,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (19,511,003)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (3,198,525)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (45,933,275)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $    80,706,703      $ 87,549,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          52,507          132,833       134,513        50,827
FICA-Employee                        26,575           83,500        81,855        28,220
FICA-Employer                        26,574           83,500        81,854        28,220
Unemployment                          4,967            2,898             0         7,865
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES             $110,623         $302,731      $298,222      $115,132
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          26,533           38,186        39,763        24,956
Unemployment                         43,219            8,995             0        52,214
Sales                                42,964           11,248         2,281        51,931
Income Tax                                0                0             0             0
Real Property                       118,538          (31,202)            0        87,336
Personal Property                    20,769            1,499             0        22,268
Other: Local                            102                0             0           102
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $252,125          $28,726       $42,044      $238,807
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES          $362,748         $331,457      $340,266      $353,939
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      3,366,988    0           295           828        33,350        3,401,461
Wages Payable                         2,159,681    0           0             0             0          2,159,681
Taxes Payable (Other than income)       335,939    0           0             0             0            353,939
Professional Fees                       601,996    0           0             0             0            601,996
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,812,981    0           0             0             0          3,812,981
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  2,063,740    0           0             0             0          2,063,740
Other LT Liabilities                  8,137,268    0           0             0             0          8,137,268
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $20,496,593   $0          $295          $828       $33,350      $20,531,066
                                   ============================================================================

FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

-------------------------------------------------------------------------------------------
                                              Dates            Amount         Check Nos.
Description of Tax       State                Paid              Paid           or EFT
-------------------------------------------------------------------------------------------
State Withholding        California           02/04/03         2,477            98382
State Withholding        California           02/11/03         2,748            98441
State Withholding        California           02/18/03         2,453            98474
State Withholding        California           02/25/03         2,400            98507
State Withholding        Connecticut          02/06/03         1,258            98412
State Withholding        Connecticut          02/13/03         1,141            98453
State Withholding        Connecticut          02/20/03         1,089            98484
State Withholding        Connecticut          02/27/03         1,095            98524
State Withholding        Illinois             02/06/03         1,393            98419
State Withholding        Illinois             02/20/03         1,434            98491
State Withholding        Kentucky             02/10/03         1,849            98437
State Withholding        Mississippi          02/13/03         4,701            98459
State Withholding        New Jersey           02/13/03           234            98460
State Withholding        Oklahoma             02/13/03         2,318            98461
State Withholding        Pennsylvania         02/04/03         6,758            98398
State Withholding        Pennsylvania         02/18/03         4,836            98476
State Withholding        Wisconsin            02/13/03         1,046            98464
State Withholding        Wisconsin            02/27/03           533            98537
Sales Tax - Monthly      Mississippi          02/20/03         1,485            98500
Sales Tax - Quarterly    Washington           02/11/03           325            98445
Sales Tax - Quarterly    Washington           02/13/03           471            98463
FICA & Fed W/H           Federal              02/05/03       101,420            EFT
FICA & Fed W/H           Federal              02/12/03        50,391            EFT
FICA & Fed W/H           Federal              02/19/03        99,811            EFT
FICA & Fed W/H           Federal              02/26/03        46,600            EFT





                                                         ------------
TOTAL POST PETITION TAXES PAID                             $ 340,266
                                                         ============


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period            7,622,645
PLUS Amounts billed during the period                                         3,827,105
LESS Amounts collected during the period                                      2,889,035
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                 $8,560,715
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                 5,076,458
31-60 days old                                                                1,296,425
61-90 days old                                                                  568,212
91+ days old                                                                  1,619,620
                                                                        ----------------
Total Accounts Receivable                                                     8,560,715
Amount considered uncollectible (bad debt)                                    1,435,155
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                   $7,125,560
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                      3/21/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                -----------------
                                                             REPORTING PERIOD   February 28, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 672,383        $ 580,000         $10,586,735       $10,438,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers            82,649                -          (1,330,259)         (646,000)
Other                              3,620                -              15,783             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              758,652          580,000           9,272,259         9,793,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       91,859           93,000           1,286,099         1,340,788
Payroll Taxes                     38,977           19,000             639,116           560,317
Accounts Payable                 535,590          429,000           6,470,520         6,288,714
Profit Sharing / Pension               -                -                   -                 -
Insurance                          2,493            3,000             275,718           367,412
Commissions                       19,659           22,000             361,183           344,892
Utilities                         24,485           27,000             269,325           361,925
Leases / Rents                         -                -                   -                 -
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures                   -                -               1,741             2,000
US Trustee Fees                        -                -              15,250            15,250
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         713,063          593,000           9,318,952         9,281,298
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                   $ 45,589         $(13,000)          $ (46,693)        $ 512,341
-------------
                              ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                                 N/A       Petty cash          300

  National City Bank of PA                239732043    Payroll        $  3,581

  National City Bank                      884096860    Disbursement   $(32,621)

                                                                             -

                                                                             -

                                                                      ---------
                                                                      $(28,740)
                                                                      =========

Bank reconciliations are available.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                          February 2003        FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   833,616         $11,066,943
Less: Defective mat'l returned                         -                   -
         Sales allowances                          3,945               9,037
         Cash discounts                            4,627              65,444
                                          ---------------    ----------------
            Total sales deductions                 8,572              74,481
                                          ---------------    ----------------

         NET SALES                               825,044          10,992,462
                                          ---------------    ----------------

Cost of Sales                                    659,363           9,053,678
                                          ---------------    ----------------

         GROSS PROFIT                            165,681           1,938,784
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               74,433             740,157
    General & Admin. expense                      34,291             424,600
    Corporate Fees                                34,000             137,855
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         142,724           1,302,612
                                          ---------------    ----------------

         OPERATING INCOME                         22,957             636,172
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          22,957             646,638
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             31,000             225,250
    US Trustee Quarterly Fees                          -              15,250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               31,000             240,500
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                        (8,043)            406,138

Provision for Taxes                               (3,000)            151,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $ (5,043)          $ 255,138
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                       2/28/03        1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($28,740)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,319,005        894,078
    Inventories -net                                     326,274        549,646
    Other assets - current                                28,084          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,644,623      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,372,807              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,579,867      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,346      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,383      5,704,900
    Less: Accum. depreciation and amortization         2,618,182      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,088,201      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 8,312,691    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     2/28/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     604,999              -
    Accrued liabilities                                  425,850              -
    Accrued income taxes                                 146,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                   1,176,982              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  28,858              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        28,858              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                       1,205,840              -
                                                    ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                       873,438      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,466,541      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,672,381      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     255,138              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    640,310        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 8,312,691    $ 7,323,049
                                                    ============    ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------

Withholding                                 0           15,405         15,405              0
FICA-Employee                               0            9,963          9,963              0
FICA-Employer                           4,856           10,697          9,963          5,590
Unemployment                            2,762              574              0          3,336
Income Tax                            130,133           (2,000)             0        128,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $137,751          $34,639        $35,331       $137,059
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                               256            4,960          3,646          1,570
Unemployment                            8,103            6,782              0         14,885
Sales                                       0                0              0              0
Income Tax                             19,000           (1,000)             0         18,000
Real Property                           1,807            1,808              0          3,615
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $29,166          $12,550         $3,646        $38,070
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $166,917          $47,189        $38,977       $175,129
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       604,999         0         0            0             0             604,999
Wages Payable                          293,993         0         0            0             0             293,993
Taxes Payable (Other than income)       28,996         0         0            0             0              28,996
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities              102,861         0         0            0             0             102,861
Income Taxes Payable                   146,133         0         0            0             0             146,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    28,858         0         0            0             0              28,858
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $1,205,840        $0        $0           $0            $0          $1,205,840
                                   ==================================================================================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           01/12/03       $16,715                EFT
FICA and Federal           02/26/03        18,616                EFT
State withholding          02/15/03         1,743               12444
State withholding          02/28/03         1,903               12571























                                      ------------
TOTAL POST PETITION TAXES PAID            $38,977
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,169,469
PLUS Amounts billed during the period                                    828,991
LESS Amounts collected during the period                                 672,383
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,326,077
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                          1,140,765
31-60 days old                                                           173,530
61-90 days old
91+ days old                                                              11,782
                                                                      ----------
Total Accounts Receivable                                              1,326,077
Amount considered uncollectible (bad debt)                                 7,072
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,319,005
                                                                      ==========


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                               x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------

1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT

                                                                             DOCUMENT        EXPLANATION
                                                               FORM NO.      ATTACHED         ATTACHED
                                                            ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                 MOR 1            None
    Bank Reconciliations                                    MOR 1 (cont)     None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                     MOR 2            None
Balance Sheet                                               MOR 3            Attached
Status of Postpetition Taxes                                MOR 4            None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                        MOR 4            None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging                MOR 5            None
Debtor Questionnaire                                        MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                        3/21/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                           February 2003       FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $         -         $         -
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -                   -
         Cash discounts                                -                   -
                                          ---------------    ----------------
            Total sales deductions                     -                   -
                                          ---------------    ----------------

         NET SALES                                     -                   -
                                          ---------------    ----------------

Cost of Sales                                          -                   -
                                          ---------------    ----------------

         GROSS PROFIT                                  -                   -
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                                    -                   -
    General & Admin. expense                           -                   -
    Corporate Fees                                     -                   -
                                          ---------------    ----------------
      Total S G & A and Environ. Expense               -                   -
                                          ---------------    ----------------

         OPERATING INCOME                              -                   -
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment
      in Subsidiaries                                  -          (1,255,380)
    Interest Expense                                   -                   -
                                          ---------------    ----------------
         Other Income (Expense)                        -          (1,255,380)
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               -          (1,255,380)
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                                  -                   -
    US Trustee Quarterly Fees                          -                   -
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items                    -                   -
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                             -          (1,255,380)

Provision for Taxes                                    -                   -
                                          ---------------    ----------------

NET INCOME (LOSS)                          $           -      $   (1,255,380)
                                          ===============    ================


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------


BALANCE SHEET (MOR -3)
                                                           2/28/03                 1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           -           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories -net                                                -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             38,374,978              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              39,707,117              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  39,707,117           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                          2/28/03                 1/15/02
----------------------------------------------------    --------------          --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                       (1,255,380)                      -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      39,707,117              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY              $  39,707,117           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x


2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                    x


3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x


4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        3/21/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,525,169     $  1,250,000     $  15,730,297    $  15,661,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers             (252,458)               -            27,402                -
Other                                 1,214                -             1,214                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,273,925        1,250,000        15,758,913       15,661,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          84,581           83,992         1,166,294        1,136,623
Payroll Taxes                        34,576           29,366           443,349          434,647
Accounts Payable                  1,213,609          982,000        13,761,922       12,975,597
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          27,335           32,000           343,137          374,000
Utilities                             9,072            8,700           132,659          110,013
Leases / Rents                        6,973            6,700            79,418           76,396
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
Capital Expenditures                      -                -                 -                -
US Trustee Fees                           -                -            24,250           24,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,376,146        1,142,758        16,016,781       15,202,961
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $    (102,221)    $    107,242     $    (257,868)   $     458,813
-------------
                              ==============    =============    ==============   ==============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
-------------------------------------   -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       500

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement             ($168,549)

   Bank One                             2135-439-0104    Payroll                     11,195

   Texas Commerce Bank                  85808720641      Disbursement                 3,902

                                                                                --------------
                                                                                $  (152,952)
                                                                                ==============
Bank reconciliations are available.



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of        CUMULATIVE
                                                  February, 2003   FILING TO DATE
                                                  --------------   --------------
Gross Sales                                       $  1,804,911      $ 17,829,493
Less: Defective mat'l returned                           7,578            17,663
      Sales allowances                                       9            11,687
      Cash discounts                                     7,801           101,315
                                                  -------------     -------------
            Total sales deductions                      15,388           130,665
                                                  -------------     -------------

         NET SALES                                   1,789,523        17,698,828
                                                  -------------     -------------

Cost of Sales                                        1,432,380        14,459,095
                                                  -------------     -------------

         GROSS PROFIT                                  357,143         3,239,733
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     51,792           812,278
    General & Admin. expense                            65,261           772,783
    Corporate Fees                                      48,000           605,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               165,053         2,190,561
                                                  -------------     -------------

         OPERATING INCOME                              192,090         1,049,172
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries            -           171,737
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -           171,737
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               192,090         1,220,909
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   52,000           472,750
    US Trustee Quarterly Fees                            8,000            24,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     60,000           497,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             132,090           723,909

Provision for Taxes                                     50,512           225,710
                                                  -------------     -------------

NET INCOME (LOSS)                                 $     81,578      $    498,199
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------


BALANCE SHEET (MOR-3)
                                                                   2/28/03            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                          ($152,952)      $   104,916
    Restricted cash and cash equivalents                                    -                 -
    Accounts receivable - net                                       2,881,527           956,901
    Inventories -net                                                1,173,702         1,085,331
    Other assets - current                                             58,877            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,961,154         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                           815,150           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               6,683                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,612,727         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          84,942            84,942
    Machinery and equipment                                         4,480,160         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,633,755         4,454,513
    Less: Accum. depreciation and amortization                      2,261,862         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,371,893         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $ 9,945,774       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 2/28/03            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  635,453                 -
    Accrued liabilities                                               362,936                 -
    Accrued income taxes                                              149,402                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,147,791                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              525,640                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    525,640                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,673,431                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    21,612           116,378
    Unsecured debt                                                  1,098,409         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,633,277         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                  498,199                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               6,312,497         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $   9,945,774       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                                0           16,666         15,423              1,243
FICA-Employee                              0            8,954          8,954                  0
FICA-Employer                             42            8,954          8,954                 42
Unemployment                              96               27             28                 95
Income Tax                           100,557           48,845              0            149,402
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $ 100,695          $83,446        $33,359           $150,782
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              774            774                876
Unemployment                             591              380            443                528
Sales                                  2,026                0              0              2,026
Income Tax                                 0                0              0                  0
Real Property                          3,782             (144)             0              3,638
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $   7,275           $1,010         $1,217             $7,068
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $ 107,970          $84,456        $34,576           $157,850
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      635,453         0              0             0                0               635,453
Wages Payable                         129,400         0              0             0                0               129,400
Taxes Payable (Other than income)       8,448         0              0             0                0                 8,448
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             225,088         0              0             0                0               225,088
Income Taxes Payable                  149,402         0              0             0                0               149,402
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  525,640         0              0             0                0               525,640
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,673,431        $0             $0            $0               $0            $1,673,431
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          34,576              EFT
      each  week.






















                                                            ---------
TOTAL POST PETITION TAXES PAID                                 34,576
                                                            =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,614,916
PLUS Amounts billed during the period                                          1,785,490
LESS Amounts collected during the period                                       1,525,169
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,875,237
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  2,624,147
31-60 days old                                                                   161,437
61-90 days old                                                                    66,606
91+ days old                                                                      23,047
                                                                            ------------
Total Accounts Receivable                                                      2,875,237
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,861,395
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                         No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         3/21/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -         1,000         1,000
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -         1,000         1,000
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     18            18           241           241
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -         1,000         1,000
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 18            18         1,241         1,241
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (18)   $      (18)   $     (241)   $     (241)
-------------
                                 ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                            REPORTING PERIOD    February 28, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational       $644

                                                                            -

                                                                            -
                                                                      ----------
                                                                         $644
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                            REPORTING PERIOD    February 28, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                            Month of             CUMULATIVE
                                         February, 2003        FILING TO DATE
                                         ---------------      -----------------
Gross Sales                                $          -         $          -
Less: Defective mat'l returned                        -                    -
         Sales allowances                             -                    -
         Cash discounts                               -                    -
                                         ---------------      -----------------
            Total sales deductions                    -                    -
                                         ---------------      -----------------
         NET SALES                                    -                    -
                                         ---------------      -----------------
Cost of Sales                                         -                    -
                                         ---------------      -----------------
         GROSS PROFIT                                 -                    -
                                         ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                   -                    -
    General & Admin. expense                         18                7,979
    Corporate Fees                                    -               (1,000)
                                         ---------------      -----------------
      Total S G & A and Environ. Expense             18                6,979
                                         ---------------      -----------------

         OPERATING INCOME                           (18)              (6,979)
                                         ---------------      -----------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries     -           (1,427,117)
    Interest Expense                                  -                    -
                                         ---------------      -----------------
         Other Income (Expense)                       -           (1,427,117)
                                         ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            (18)          (1,434,096)
                                         ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                 -                    -
    US Trustee Quarterly Fees                         -                1,000
    (Gain) Loss from sale of equipment                -                    -
    Other Reorganization Expenses                     -                    -
                                         ---------------      -----------------
         Total Reorganization Items                   -                1,000
                                         ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                          (18)          (1,435,096)

Provision for Taxes                                   -                    -
                                         ---------------      -----------------
NET INCOME (LOSS)                          $        (18)        $ (1,435,096)
                                         ===============      =================


FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------
BALANCE SHEET (MOR-3)
                                                    2/28/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        644      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           644               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     39,127,225        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      39,127,225        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 39,127,869      $ 40,555,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                  2/28/03           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                     $ -               $ -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,308                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,308                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,308                 -
                                                 -------------    --------------


FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------
BALANCE SHEET (MOR-3)


LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,862,665        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition               (1,435,096)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               8,265,204         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $ 39,127,869      $ 40,555,227
                                                 =============    ==============



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,308         0            0            0              0            5,308
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,308        $0           $0           $0             $0           $5,308
                                 ======================================================================================



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                            REPORTING PERIOD    February 28, 2003
                                                                                -----------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.6


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          None            No
    Bank Reconciliations                                  MOR 1 (cont)   None            No
    Copies of bank statements                                            None            No
    Cash disbursement journals                                           None            No
Statement of operations                                   MOR 2          Attached        No
Balance Sheet                                             MOR 3          Attached        No
Status of Postpetition Taxes                              MOR 4          None            No
    Copies of payment receipts                                           None            No
    Copies of tax returns filed during reporting period                  None            No
Summary of Unpaid Postpetition Debts                      MOR 4          None            No
        Listing of aged accounts payable                                 None            No
Accounts Receivable Reconciliation and Aging              MOR 5          None            No
Debtor Questionnaire                                      MOR 5          Attached        No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ R. Michael McEntee                         3/21/2003
--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                            February, 2003      FILING TO DATE
                                            --------------     ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
           Total sales deductions             -----------       -------------
                                                        -                   -
                                              -----------       -------------

        NET SALES                                       -                   -
                                              -----------       -------------

Cost of Sales                                      (5,444)            (73,499)
                                              -----------       -------------

        GROSS PROFIT                                5,444              73,499
                                              -----------       -------------

Selling, General & Admin. Expense
    Selling expense                                     -                   -
    General & Admin. expense                            -                   -
    Corporate Fees                                      -              (1,000)
                                              -----------       -------------
      Total S G & A and Environ. Expense                -              (1,000)
                                              -----------       -------------

        OPERATING INCOME                            5,444              74,499
                                              -----------       -------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                   -
    Interest Expense                                    -                   -
                                              -----------       -------------
       Other Income (Expense)                           -                   -
                                              -----------       -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            5,444              74,499
                                              -----------       -------------

REORGANIZATION ITEMS
    Professional Fees                                   -                   -
    US Trustee Quarterly Fees                           -               1,000
    (Gain) Loss from sale of equipment                  -                   -
    Other Reorganization Expenses                       -                   -
                                              -----------       -------------
        Total Reorganization Items                      -               1,000
                                              -----------       -------------

INCOME (LOSS) BEFORE TAXES                          5,444              73,499

Provision for Taxes                                     -                   -
                                              -----------       -------------

NET INCOME (LOSS)                              $    5,444        $     73,499
                                              ===========       =============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)

                                                   2/28/03            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         552,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       552,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       51,392             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        673,608            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,225,608       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 2/28/03            1/15/02
------------------------------------------       -----------        -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------


LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 73,499                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,225,608          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,225,608       $  1,152,109
                                               =============      =============





PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------
DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                         X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                        3/21/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    864,435     $    990,000        $14,243,086     $   14,743,026
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                 26,985                -            910,353           (360,000)
Other                                         3,085                -             35,276              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                         894,505          990,000         15,188,715         14,384,202
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 156,803          164,000          3,438,720          3,523,193
Payroll Taxes                                92,111           82,000          1,745,267          1,559,904
Accounts Payable                            538,517          462,000          8,172,539          7,127,812
Profit Sharing / Pension                     24,303           24,000            344,076            285,985
Insurance                                     1,056                -            675,261            592,343
Commissions                                  36,792           37,000            608,990            644,468
Utilities                                    19,120           18,000            181,963            164,498
Leases/Rents                                  3,937            3,000             52,311             57,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                            626          165,000             21,076            165,000
US Trustee Fees                                 500              500             23,750             23,750
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                    873,765          955,500         15,268,311         14,143,953
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $     20,740     $     34,500        $   (79,596)    $      240,249
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                     1 964 5603 8997    Payroll - Hourly    $      100

  US Bank                     1 964 5603 8005    Payroll - Salaried          78

  Petty Cash                                     Petty cash                 598

  National City                    884096836     Disbursement - AP      (49,107)

                                                                              -

                                                                              -

                                                                     -----------
                                                                     $  (48,331)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                            February 2003      FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $   958,883      $ 14,753,348
Less: Defective mat'l returned                     1,225           (82,567)
      Sales allowances                            41,724           635,717
      Cash discounts                              12,983           137,618
                                             ------------     -------------
       Total sales deductions                     55,932            690,768
                                             ------------     -------------

      NET SALES                                  902,951         14,062,580
                                             ------------     -------------

Cost of Sales                                    714,238         11,734,096
                                             ------------     -------------

     GROSS PROFIT                                188,713          2,328,484
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                  50,476           771,442
  General & Admin. expense                         69,877           917,185
  Corporate Fees                                   52,000           581,000
                                             ------------     -------------
   Total S G & A and Environ. Expense             172,353         2,269,627
                                             ------------     -------------

     OPERATING INCOME                              16,360            58,857
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                                -            (6,549)
  Interest Expense                                      -                 -
                                             ------------     -------------
   Other Income (Expense)                               -            (6,549)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                              16,360            52,308
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                46,500            440,250
 US Trustee Quarterly Fees                           500             23,750
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      47,000            464,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                       (30,640)          (411,692)

Provision for Taxes                               (9,000)          (133,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $   (21,640)     $    (278,692)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                   2/28/03            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents            ($48,331)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,390,353         1,161,243
  Inventories -net                                 1,843,002         1,498,330
  Other assets - current                             637,792           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,822,816         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                               59,218            36,697
  Intercompany receivable                          9,518,106         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,577,324         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,236,997         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,538,362         5,497,015
  Less: Accum. depreciation and amortization       3,800,282         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,738,080         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 15,138,220      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 2/28/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                    33,235                 -
  Accrued liabilities                                585,094                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    618,329                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                             1,061,507                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,061,507                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   1,679,836                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     496,774           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      496,774         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  2,176,610         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                  (278,692)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                12,961,610        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 15,138,220      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           24,546         24,546                  0
FICA-Employee                         0           18,460         18,460                  0
FICA-Employer                        88           18,460         18,460                 88
Unemployment                          0            1,637          1,637                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES                $88          $63,103        $63,103                $88
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           10,422         10,422                  0
Unemployment                          0           18,586         18,586                  0
Sales                               222              251              0                473
Income Tax                            0                0              0                  0
Real Property                    55,432            4,500              0             59,932
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $55,654          $33,759        $29,008            $60,405
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $55,742          $96,862        $92,111            $60,493
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      33,235                0              0             0                     0             33,235
Wages Payable                        393,895                0              0             0                     0            393,895
Taxes Payable (Other than income)     60,493                0              0             0                     0             60,493
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                20,214                0              0             0                     0             20,214
Other Accrued Liabilities            110,492                0              0             0                     0            110,492
Deferred Income Taxes Payable              0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable               1,061,507                0              0             0                     0          1,061,507
Other LT Liabilities                       0                0              0             0                     0                  0
                                  -------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $1,679,836               $0             $0            $0                    $0         $1,679,836
                                  =================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
--------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
--------------------------------------------------------------------------------
FWT-5291A                              Weekly        24,546           EFT to ADP
FICA-EE-5290A                          Weekly        18,460           EFT to ADP
FICA-EE-5392A                          Weekly        18,460           EFT to ADP
FUI-5390A                              Weekly         1,637           EFT to ADP
SWT-IA-5292A                           Weekly         9,908           EFT to ADP
SUI-SC-5393A                           Weekly            95           EFT to ADP
SWT-SC-5293A                           Weekly           118           EFT to ADP
SUI-IA-5391A                           Weekly        18,491           EFT to ADP
SWT-IL                                 Weekly           396           EFT to ADP

























                                                   --------
TOTAL POST PETITION TAXES PAID                      $92,111
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,324,329
PLUS Amounts billed during the period                                  904,177
LESS Amounts collected during the period                               864,435
                                                                    ------------
Total Accounts Receivable at the end of the reporting period         1,364,071
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                        1,112,016
31-60 days old                                                         157,837
61-90 days old                                                          11,116
91+ days old                                                            83,102
                                                                 ---------------
Total Accounts Receivable                                            1,364,071
Amount considered uncollectible (bad debt)                              16,910
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,347,161
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below                         NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                      3/21/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    ---------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    ----------------
RECEIPTS
--------
A/R Collections                   $  1,571,528      $  1,506,588     $ 27,564,136     $  28,942,738
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                  (26,274)                -       (1,418,447)         (381,580)
Other                                    5,468                 -           26,773                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,550,722         1,506,588       26,172,461        28,561,158
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            301,099           299,899        5,749,825         5,940,149
Payroll Taxes                          163,058           150,179        2,899,748         3,086,694
Accounts Payable                       907,917           537,508       13,928,971        11,716,693
Profit Sharing / Pension                18,284            18,000          314,443         1,867,017
Insurance                                4,085             4,388        2,038,044         1,944,617
Commissions                             26,234            28,000          530,319           810,690
Utilities                               76,604            73,095          733,481           801,337
Leases / Rents                          35,182            43,075          365,136           481,061
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
Capital Expenditures                         -                 -                -                 -
US Trustee Fees                              -                 -           30,250            30,250
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,532,463         1,154,143       26,590,219        26,753,129
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $    18,259        $  352,444      $  (417,757)   $    1,808,028
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                                  N/A      Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              11,026

   National City Bank                      884096828   Disbursement       (174,938)

                                                                                 -

                                                                        ----------
                                                                        $ (162,912)
                                                                        ==========
Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                            February 2003        FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,298,655        $27,856,452
Less: Defective mat'l returned                          -                  -
        Sales allowances                           11,935            864,630
        Cash discounts                                824             41,070
                                             ------------        -----------
           Total sales deductions                  12,759            905,700
                                             ------------        -----------

        NET SALES                               1,285,896         26,950,752
                                             ------------        -----------
Cost of Sales                                   1,305,570         25,742,873
                                             ------------        -----------
        GROSS PROFIT                              (19,674)         1,207,879
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                40,841            796,960
    General & Admin. expense                       67,874            728,400
    Corporate Fees                                 76,000          1,100,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          184,715          2,625,360
                                             ------------        -----------
        OPERATING INCOME                         (204,389)        (1,417,481)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (204,389)        (1,417,381)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              69,000            843,750
    US Trustee Quarterly Fees                           -             30,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 69,000            874,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                       (273,389)        (2,291,381)

Provision for Taxes                               (92,000)          (768,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $   (181,389)      $ (1,523,381)
                                             ============       ============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                         2/28/03         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($162,912)    $    254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            2,576,386        2,712,548
    Inventories -net                                     3,496,059        6,262,631
    Other assets - current                                 367,977          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,277,510        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  703,802          919,242
    Intercompany receivable                             14,999,380       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                  890,963              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,594,145       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,582,024       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,533,764        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,405,419     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                       2/28/03         1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       457,994                -
    Accrued liabilities                                  1,726,925                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     2,184,919                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,166,000                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         3,350,919                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       2,255,733        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          2,255,733        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        5,606,652        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                    (1,523,381)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   18,798,767       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,405,419     $ 25,805,745
                                                     =============    =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          19,380           55,510       56,289           18,601
FICA-Employee                        13,478           36,719       38,023           12,174
FICA-Employer                        13,478           36,719       38,023           12,174
Unemployment                          5,192            2,934            0            8,126
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $51,527         $131,881     $132,334          $51,074
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          18,848           22,150       30,724           10,274
Unemployment                         21,378           14,671            0           36,049
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                       101,950            8,020            0          109,970
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $142,176          $44,841      $30,724         $156,293
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $193,703         $176,722     $163,058         $207,367
                                 ==============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    457,994        0            0             0          0           457,994
Wages Payable                       628,898        0            0             0          0           628,898
Taxes Payable (Other than income)   207,367        0            0             0          0           207,367
Professional Fees                    46,948        0            0             0          0            46,948
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           843,712        0            0             0          0           843,712
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $3,350,919       $0           $0            $0         $0        $3,350,919
                              =================================================================================



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  02/10/03        $4,941       113274
SWCC - Ia W/H                  02/25/03         2,793       113405
Iowa W/H                       02/10/03        14,464        84076
Iowa W/H                       02/25/03         8,526        74574
FIT PAYMENT                    02/05/03        21,569      4847667
FICM-FICA PAYMENT              02/05/03        29,036      4847667
FIT PAYMENT                    02/12/03         7,333     54638.46
FICM-FICA PAYMENT              02/12/03        10,448     54638.46
FIT PAYMENT                    02/19/03        20,937      6106160
FICM-FICA PAYMENT              02/19/03        27,266      6106160
FIT PAYMENT                    02/26/03         6,450      6862050
FICM-FICA PAYMENT              02/26/03         9,295      6862050










                                            -----------
TOTAL POST PETITION TAXES PAID                $163,058
                                            ===========


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  February 28, 2003
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $2,895,244
PLUS Amounts billed during the period                                       1,375,544
LESS Amounts collected during the period                                    1,571,528
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $2,699,260
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,064,863
31-60 days old                                                                 204,344
61-90 days old                                                                  41,836
91+ days old                                                                   388,217
                                                                       ---------------
Total Accounts Receivable                                                    2,699,260
Amount considered uncollectible (bad debt)                                     128,200
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $2,571,060
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 No
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        Yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

